CVT EAFE International Index Portfolio

Supplement to Summary Prospectus dated May 1, 2024

CVT S&P 500® Index Portfolio

CVT S&P MidCap 400® Index Portfolio

CVT Nasdaq 100® Index Portfolio

CVT Russell 2000® Small Cap Index Portfolio

CVT EAFE International Index Portfolio

CVT Investment Grade Bond Index Portfolio

Supplement to Prospectus dated May 1, 2024

The following changes are effective July 1, 2024:

1. The portfolio management team for CVT EAFE International Index Portfolio is as follows:

Jennifer Mihara, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since July 1, 2024.

Thomas C. Seto, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since December 31, 2016. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

Gordon Wotherspoon, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since July 1, 2024.

2. The following replaces the thirteenth paragraph under “Management.” in “Management and Organization” in the Funds’ Prospectus:

The portfolio managers of each Fund are Jennifer Mihara (since July 1, 2024), Thomas C. Seto (since December 31, 2016) and Gordon Wotherspoon (since July 1, 2024). Mr. Seto is a Managing Director of Morgan Stanley and Vice President of CRM and Head of Investment Management at Parametric Portfolio Associates LLC (“Parametric”), an affiliate of CRM, and was previously Director of Portfolio Management at Parametric for more than five years. Ms. Mihara is currently a Managing Director of Morgan Stanley and Vice President of CRM, and has been a Managing Director (since June 2020) and previously Director, of Centralized Portfolio Management at Parametric for more than five years. Mr. Wotherspoon is currently a Managing Director of Morgan Stanley and Vice President of CRM and Managing Director, Advisor Channel Portfolio Management at Parametric for more than five years. Messrs. Seto and Wotherspoon and Ms. Mihara have been employees of the Eaton Vance organization for more than five years and currently manage other funds and portfolios. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

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